UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, MeridianLink, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting and the results of the votes for each matter were as follows:

Proposal No. 1 - Election of Class III Directors. Stockholders elected each of the three persons named below to serve as Class III directors to hold office until the annual meeting of stockholders in 2027 or until their successors are duly elected and qualified.

	For	Withheld	Broker Non-Votes
George Jaber	66,806,719	259,190	6,123,954
Edward H. McDermott	66,667,631	398,278	6,123,954
Duston Williams	65,756,491	1,309,418	6,123,954

Proposal No. 2 - Ratification of the Appointment of the Independent Registered Public Accounting Firm. Stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
71,522,037	1,543,946	123,880	—

Proposal No. 3 - Approval of amendment to the Company’s Certificate of Incorporation to allow for the exculpation of officers. Stockholders approved an amendment to the Company’s Certificate of Incorporation to allow for the exculpation of officers as permitted by Delaware law.

For	Against	Abstentions	Broker Non-Votes
61,604,315	5,351,252	110,342	6,123,954

Proposal No. 4 - Approval of amendment to the Company’s Certificate of Incorporation to allow stockholders to remove directors at any time with cause by a supermajority vote of stockholders. Stockholders approved an amendment to the Company’s Certificate of Incorporation to allow stockholders to remove directors at any time with cause by a supermajority vote of stockholders.

For	Against	Abstentions	Broker Non-Votes
65,539,536	1,416,762	109,611	6,123,954

Proposal No. 5 - Approval of the adjournment of the annual meeting to the extent there are insufficient votes at the annual meeting to approve any of proposals 1-4. Stockholders approved the adjournment of the annual meeting to the extent there are insufficient votes at the annual meeting to approve any of proposals 1-4.

For	Against	Abstentions	Broker Non-Votes
65,415,542	7,662,719	111,602	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: June 7, 2024
	By:	/s/ Laurence E. Katz
Laurence E. Katz
Chief Financial Officer